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Exhibit 99.2*


* Disclosure schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.






                             C O N F I D E N T I A L

                          TRANSITION SERVICES AGREEMENT



                                     BETWEEN



                           INFOCROSSING SERVICES, INC.



                                       AND



                          EASYLINK SERVICES CORPORATION







                            DATED AS OF JULY 31, 2004





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                          TRANSITION SERVICES AGREEMENT

                  This TRANSITION SERVICES AGREEMENT ("Transition Services Agreement"), dated as of July 31, 2004 (the "Agreement Date"), between INFOCROSSING SERVICES, INC. ("BUYER"), a Delaware corporation with offices at 2 Christie Heights Street, Leonia, NJ 07605, and EASYLINK SERVICES CORPORATION ("EASYLINK SERVICES"), a New York corporation with offices at 33 Knightsbridge Road, Piscataway, New Jersey 08854. Each of BUYER and EASYLINK SERVICES are sometimes hereinafter referred to as a "Party" and collectively as the "Parties".

                  WHEREAS, BUYER and EASYLINK SERVICES have entered into the Asset Purchase Agreement dated July 31, 2004 (the "Asset Purchase Agreement"), pursuant to which EASYLINK SERVICES will sell certain assets to BUYER and BUYER will assume certain obligations related to the Business (as defined in the Asset Purchase Agreement);

                  WHEREAS, BUYER wishes to purchase certain services from EASYLINK SERVICES and EASYLINK SERVICES has agreed to provide such services to BUYER in connection with the transfer of certain operations related to the Business during a transition period commencing on the Agreement Date; and

                  WHEREAS, EASYLINK SERVICES wishes to receive certain services from BUYER and BUYER has agreed to provide such services to EASYLINK SERVICES;

                  NOW, THEREFORE, the Parties hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  All terms used herein and not defined herein shall have the meanings assigned to them in the Asset Purchase Agreement.


                                   ARTICLE II

                    Agreement To Provide and Accept Services

                  SECTION 2.01. Provision of Services. On the terms and subject to the conditions contained herein, each of EASYLINK SERVICES and BUYER (each party in its capacity as a provider of services hereunder, the "Provider") shall provide to the other party (such party in its capacity as a recipient of services hereunder, the "Recipient") the services ("Services") listed in Annex A to this Transition Services Agreement. Each Service shall be provided in exchange for the consideration set forth with respect to such Service in Annex A or as the Parties may otherwise agree in writing. Each of the Services shall be provided in accordance with the terms, limitations and conditions set forth herein and in Annex A.


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                  SECTION 2.02. Access. The Recipient shall make available on a timely basis to the Provider all information and materials reasonably requested by the Provider to enable it to provide the Services. The Recipient shall provide to the Provider reasonable access to the Recipient's premises to the extent necessary for the purpose of providing the Services.


                                   ARTICLE III

                   Services; Payment; Independent Contractors

                  SECTION 3.01. Services To Be Provided.

                  (a) Unless otherwise agreed by the Parties, the Provider shall be required to perform the Services only in a manner that is substantially similar in all material respects to the manner in which such Services were performed for the Business prior to the Agreement Date, and the Recipient shall use such Services for substantially the same purposes and in substantially the same manner as the Business had used such Services prior to such date; provided, however, that in no event shall the scope of the Services required to be performed hereunder exceed that described in Annex A unless the Provider shall otherwise agree in writing. The Provider shall act under this Transition Services Agreement solely as an independent contractor and not as an agent of the Recipient.

                  (b) If it is necessary for the Provider to increase staffing or acquire equipment or make any investments or capital expenditures to accommodate an increase in the use of any Service beyond the level of use of such Service as specified in Annex A (or if no level of use is specified in Annex A, the level of use of such Service by the Business immediately prior to the Agreement Date), as a result of an increase in volume of the Business or a change in the manner in which the Business is being conducted, the Provider shall inform the Recipient in writing of such increase in staffing level, equipment acquisitions, investments or capital expenditures before any such cost or expense is incurred. Upon mutual agreement of the Parties as to the necessity of any such increase, the Recipient (unless the Recipient and the Provider shall otherwise agree in writing) shall advance to the Provider an amount equal to the actual costs and expenses to be incurred in connection therewith. If such mutual agreement is not reached, the Provider's obligation to provide or cause to be provided such Service shall be limited to the level of use of such Service as specified in Annex A (or if no level of use is specified in Annex A, the level of use of such Service by the Business immediately prior to the Agreement Date).

                  (c) The Provider shall have the right to halt provision of the Services temporarily for any reason specified in Article V (Force Majeure) hereof.



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                  (d) The Recipient agrees to use its reasonable good faith
efforts to reduce or eliminate its dependency on the Services as soon as is reasonably practicable consistent with Section 7.

                  (e) The Provider will use reasonable efforts in supplying the Services to the Recipient. The Services will be performed in a timely manner substantially consistent with the recent historical practice of the Business prior to the Agreement Date.

                  (f) The parties will use good faith efforts to reasonably cooperate with each other in all matters relating to the provision and receipt of Services. Such cooperation shall include obtaining all consents, licenses or approvals necessary to permit each party to perform its obligations hereunder; provided that neither the Recipient nor the Provider shall be required to pay any amounts to any third parties or to grant any accommodation, financial or otherwise, to secure the same. The parties will, for a period of six (6) years after the Agreement Date, maintain information relating to the Services and cooperate with each other in making such information available as needed, subject to appropriate confidentiality requirements, in the event of any tax audit or litigation.

                  SECTION 3.02. Payment. Statements will be delivered to the Recipient after the end of each calendar month by the Provider, and each such statement shall set forth a brief description of such Services and reasonable detail regarding the amounts charged therefor and such amounts shall be payable by the Recipient net 30 days after the date of such statement. Statements not paid within such 30-day period shall be subject to late charges, calculated based on the then current prime or base rate (on the date the statement was issued) of JP Morgan Chase & Co. plus one percentage point, for each month or portion thereof the statement is overdue; provided that in the event that the Recipient in good faith disputes any charge set forth on such statement and provides written notice to the Provider, within fifteen (15) days after receipt of the statement, of the reasons for its dispute, then such disputed charge shall not accrue late charges, as provided for in this sentence, during the period when such amount is disputed in good faith. In addition to the charges for the Services provided hereunder, the Recipient will reimburse the Provider for any and all actual out-of-pocket ancillary fees, costs, or expenses incurred by the Provider in connection with providing for the Services hereunder, including shipping and transportation costs, duties, taxes (other than income taxes) and other fees or expenses, where such ancillary fees, costs or expenses are not specifically included, or exceed, the amounts provided for such items in Annex A.

                  SECTION 3.03. Limited Warranty; Disclaimer of Warranty. Provider warrants that it will provide the Services in a workmanlike manner substantially in accordance with the past practices of Provider. In the event that the Services fail to conform to the warranty set forth in the preceding sentence, Provider shall perform or re-perform the non-conforming Services in a manner that is contemplated by such warranty. EXCEPT FOR THE WARRANTY PROVIDED IN THE IMMEDIATELY PRECEDING SENTENCE, THE SERVICES AND GOODS TO BE PURCHASED UNDER THIS TRANSITION SERVICES AGREEMENT ARE FURNISHED AS IS, WHERE IS, WITH ALL FAULTS AND WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.



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                  SECTION 3.04. Taxes. The amounts set forth as the applicable consideration in Annex A do not include any sales tax, value added tax, goods and services tax or similar tax (collectively, "Taxes") and any such Taxes required to be paid by the Provider in connection with this Transition Services Agreement or the performance hereof will be promptly reimbursed to the Provider by the Recipient, and such reimbursement shall be in addition to the amounts required to be paid by the Recipient as set forth in Annex A. Any such taxes will be set forth in, and included on, the monthly statement delivered by the Provider pursuant to Section 3.02.

                  SECTION 3.05. Use of Services. The Provider shall be required to provide the Services only to the Recipient and, in the case of Buyer, solely in connection with the Business.


                                   ARTICLE IV

                                Term of Services

                  The provision of Services shall commence on the Agreement Date and shall terminate on the date indicated for each such Service in Annex A; provided, however, that the Recipient may cancel any Service prior to the date indicated in Annex A upon 30-days' prior written notice to the Provider, except to the extent expressly provided otherwise in Annex A.


                                    ARTICLE V

                                  Force Majeure

                  The Provider shall not be liable for any interruption of Service or delay or failure to perform under this Transition Services Agreement that is due to acts of God, acts of a public enemy, acts of a nation or any state, territory, province or other political division thereof, fires, floods, epidemics, riots, labor disputes, strikes, theft, quarantine restrictions, freight embargoes or other similar causes beyond the control of the Provider (a "Force Majeure Event"). In any such event, the Provider's obligations hereunder shall be postponed for such time as its performance is suspended or delayed on account thereof. The Provider will promptly notify the Recipient, either orally or in writing, upon learning of the occurrence of such Force Majeure Event. Upon the cessation of the Force Majeure Event, the Provider will use reasonable efforts to resume its performance with the least practicable delay. The Recipient's obligation to make payments hereunder shall be tolled with respect to any affected Service to the extent the Provider is unable to perform such Service for such time that the Provider's performance is suspended or delayed on account of a Force Majeure Event. Upon resumption of such Service, all payments hereunder shall resume.




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                                   ARTICLE VI

                                   Liabilities

                  SECTION 6.01. Consequential and Other Damages. The Provider shall not be liable with respect to this Transition Services Agreement, whether in contract, tort (including negligence and strict liability) or otherwise, for any special, indirect, incidental or consequential damages whatsoever which in any way arise out of, relate to or are a consequence of, the performance or nonperformance by it hereunder or the provision of, or failure to provide, any Service hereunder, including with respect to loss of profits, business interruptions or claims of third parties.

                  SECTION 6.02. Limitation of Liability. Subject to Section 6.03, in any event, the liability of the Provider with respect to this Transition Services Agreement or any act or failure to act in connection herewith (including, but not limited to, the performance or breach hereof, but excluding gross negligence, willful misconduct or bad faith), or from the sale, delivery, provision or use of any Service provided under or covered by this Transition Services Agreement, whether in contract, tort (including negligence and strict liability) or otherwise, shall not exceed the fees previously paid to the Provider by the Recipient under this Transition Services Agreement in respect of the Service from which such purported liability flows.

                  SECTION 6.03. Obligation To Re-perform. In the event of any breach of this Transition Services Agreement by the Provider with respect to any breach (which breach the Provider can reasonably be expected to re-perform in a commercially reasonable manner) in the provision of any Service, the Provider shall re-perform such Service at the request of the Recipient and at the expense of the Provider. The remedy set forth in this Section 6.03 shall be the only remedy of the Recipient for any such breach. To be effective, any such request by the Recipient must (i) specify in reasonable detail the particular nature of the breach, and (ii) be made no more than thirty (30) days from the date such Service was provided.

                  SECTION 6.04. Release and Indemnity. Except as specifically set forth in this Transition Services Agreement, the Recipient hereby releases the Provider and each of its employees, agents, officers and directors (collectively, the "Provider Indemnitees"), and the Recipient hereby agrees to indemnify, defend and hold harmless the Provider Indemnitees, from and against any and all claims, demands, complaints, liabilities, losses, damages, costs and expenses arising from or relating to the use of any Service provided hereunder by the Recipient or any other person using such Service; provided, however, this
Section 6.04 shall not apply to any portion of any such liabilities, losses, costs and expenses resulting from the gross negligence, willful misconduct or bad faith of such Provider Indemnitees.


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                                   ARTICLE VII

                                   Termination

                  SECTION 7.01. Termination. Notwithstanding anything herein to the contrary, this Transition Services Agreement shall terminate, and the obligation of the Provider to provide or cause to be provided any Service shall cease, on the earliest to occur of (i) the last date indicated for the termination of any Service in Annex A, (ii) the date on which the provision of all Services has terminated or been canceled pursuant to Article IV and (iii) as to the Provider only, upon the Recipient's insolvency, institution of bankruptcy (voluntary or involuntary) or liquidation proceedings, appointment of a trustee or receiver for its property or business, or any assignment, reorganization or arrangement for the benefit of creditors.

                  SECTION 7.02. Breach of Transition Services Agreement. Subject to Article VI, if either Party shall cause or suffer to exist any material breach of any of its material obligations under this Transition Services Agreement, including any failure to make payments when due, and that Party does not cure such default in all material respects within 30 days after receiving written notice thereof from the non-breaching Party, the non-breaching Party may terminate this Transition Services Agreement, including the provision of Services pursuant hereto, immediately (or at such later time as specified in the notice), by providing written notice of such termination.

                  SECTION 7.03. Sums Due. In the event of a termination of this Transition Services Agreement, the Provider shall be entitled to the payment of, and the Recipient shall within the time period required under this Transition Services Agreement pay to the Provider or its designees, all amounts for Services under this Transition Services Agreement that accrue through the date of termination (except the Recipient may withhold such payment to the extent the Recipient, in good faith, has an offsetting claim hereunder as a result of this Transition Services Agreement being terminated by the Recipient for a material breach by the Provider).

                  SECTION 7.04. Effect of Termination. The provisions of this Transition Services Agreement which by their nature would continue beyond termination, including Sections 3.02, 3.03, 3.04, 6.01, 6.02, 6.04, 7.03, 7.04,
8.10, 8.11 and 8.12, and Article VI, shall survive any termination of this Transition Services Agreement.




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                                  ARTICLE VIII

                                  Miscellaneous

                  SECTION 8.01. Assignment. Neither this Transition Services Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party (including by operation of law) without the prior written consent of the other party, except that either party may assign its rights under this Transition Services Agreement to any person in connection with the transfer of all or substantially all of the Assets and Business, in the case of Buyer, or the assets used in providing the Services under this Transition Services Agreement in the case of EASYLINK SERVICES. Any purported assignment or transfer in violation of this Section 8.01 shall be null and void and of no effect.

                  SECTION 8.02. No Third Party Beneficiaries. Except as provided in Section 6.04 with respect to release and indemnity, this Transition Services Agreement is for the sole benefit of the Parties, their Affiliates and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the Parties, such Affiliates and such permitted assigns, any legal or equitable rights hereunder, whether as third party beneficiaries or otherwise.

                  SECTION 8.03. Amendments. No amendment to this Transition Services Agreement shall be effective unless it shall be in writing and signed by each Party.

                  SECTION 8.04. Waivers. No failure or delay of any Party and their Affiliates in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No provision of this Transition Services Agreement may be waived except pursuant to a writing executed by the waiving Party.

                  SECTION 8.05. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), as follows (or at such other address for a Party as shall be specified by notice given in accordance with this Section 8.05):

                  (i) if to EASYLINK SERVICES:

                           Easylink Services Corporation
                           33 Knightsbridge Road
                           Piscataway, NJ 08854
                           Attention:  Chief Financial Officer
                           Fax: 866-210-8195



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                  with a copy to:

                           Easylink Services Corporation
                           33 Knightsbridge Road
                           Piscataway, NJ 08854
                           Attention: Legal Department
                           Fax: 201-477-6503

                  (ii)  if to BUYER:

                           Infocrossing, Inc.
                           2 Christie Heights Street
                           Leonia, New Jersey  07605
                           Attention:       Vice Chairman
                           Fax:     (201) 840-7102

                  with a copy to:

                           Swidler Berlin Shereff Friedman, LLP
                           405 Lexington Avenue
                           New York, New York  10174
                           Attention:       Charles I. Weissman, Esq.
                           Fax:     (212) 891-9598



                  SECTION 8.06. Interpretation. The headings contained in this Transition Services Agreement or in any Annex hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Transition Services Agreement. All Annexes annexed hereto or referred to herein are hereby incorporated in and made a part of this Transition Services Agreement as if set forth in full herein. Any capitalized terms used in any Annex but not otherwise defined therein, shall have the meaning as defined in this Transition Services Agreement. When a reference is made in this Transition Services Agreement to an Article, Section, or Annex, such reference shall be to an Article or Section of, or Annex to, this Transition Services Agreement unless otherwise indicated. For all purposes hereof, the terms "include" and "including" shall be deemed followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Transition Services Agreement shall refer to this Transition Services Agreement as a whole and not to any particular provision of this Transition Services Agreement. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. A "person" means any individual, firm, corporation, partnership, joint stock company, limited liability company, trust, joint venture, Governmental Authority or other entity. References to a person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable.



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                  SECTION 8.07. Counterparts. This Transition Services Agreement
may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties.

                  SECTION 8.08. Entire Agreement. This Transition Services Agreement, including the Annexes hereto, contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  SECTION 8.09. Severability. If any provision of this Transition Services Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

                  SECTION 8.10. Dispute Resolution. Any disputes or claims of any nature arising out of or relating to this Transition Services Agreement or the services provided hereunder shall be resolved solely and exclusively pursuant to the dispute resolution provisions as specified in the Asset Purchase Agreement.

                  SECTION 8.11. Governing Law. This Transition Services Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New Jersey applicable to agreements made and to be performed entirely within such State.

                  SECTION 8.12. Representatives. The parties shall each appoint representatives (a "Representative") to facilitate communications and performance under this Transition Services Agreement. The initial
Representatives for each of the parties shall be as specified in Annex B, attached hereto. Each party shall have the right at any time and from time to time to replace its Representative by giving written notice thereof to the other party.





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                  IN WITNESS WHEREOF, the Parties have executed this Transition
Services Agreement as of the date first written above.

                                 INFOCROSSING SERVICES, INC.
                                 By: s/Robert B. Wallach
                                     -------------------
                                    Name: Robert B. Wallach
                                    Title: President

                                 EASYLINK SERVICES CORPORATION
                                 By: s/Thomas F. Murawski
                                     -----------------------------------------
                                    Name: Thomas Murawski
                                    Title: Chief Executive Officer & President






















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